UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  March 28, 2014

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN	1-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 –Business & Operations

Item 1.01.

Entry into a Material Definitive Agreement

Fifth Amendment to Credit Agreement

On March 28, 2014, Wausau Paper Corp. (the “Company”) entered into a Fifth Amendment to Credit Agreement (the “Credit Agreement Amendment”) with the following lenders:  Bank of America, N.A.; BMO Harris Bank National Association (f/k/a M&I Marshall & Ilsley Bank); Northwest Farm Credit Services, PCA; and 1st Farm Credit Services (collectively, the “Lenders”).

The Credit Agreement Amendment amended the terms of the original Credit Agreement that the Company entered into with the Lenders on June 23, 2010 ( the “Original Credit Agreement”), which has since been amended as of October 26, 2011; February 3, 2012; June 26, 2013; and December 17, 2013 (collectively, the “Prior Amendments”).  The Credit Agreement Amendment:

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reduced the Company’s required minimum net worth by $8 million, which reflected a non-cash charge recorded by the Company during the fourth quarter of 2013 for an income tax valuation allowance;

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revised the definition of the Company’s “Consolidated EBITDDA” to exclude certain costs and expenses associated with the Company’s 2014 annual meeting preparations to the extent that those costs and expenses do not exceed $2 million during any quarterly period;

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required the Company to, within 60 days from the effective date of the Credit Agreement Amendment, seek authorization from its Board of Directors to secure the debt held by the Lenders with liens on substantially all the assets of the Company and its subsidiaries; and

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increased the interest rate to be paid to the Lenders.

The foregoing description of the Credit Agreement Amendment is qualified in its entirety by reference to the complete terms of the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, as well as the Original Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 23, 2010, as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 26, 2011); that certain Second Amendment to Credit Agreement dated as of February 3, 2012 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Third Amendment to Credit Agreement dated as of June 26, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 26, 2013); and that certain Fourth Amendment to Credit Agreement dated as of December 17, 2013 (filed as Exhibit 10.to the Company’s Current Report on Form 8-K dated December 17, 2013).

Amendment No. 6 to Note Purchase and Private Shelf Agreement

On March 28, 2014, the Company entered into a Amendment No. 6 (the “Shelf Agreement Amendment”) to the existing Note Purchase and Private Shelf Agreement (the “Shelf Agreement”) with Prudential Investment Management, Inc. and certain other note holders (“Prudential”).  The Shelf Agreement Amendment reduced the Company’s consolidated net worth requirements to match up with the terms of the amended Credit Agreement with the Lenders as described above, revised the definition of “Consolidated EBITDDA” to match up with the terms of the amended Credit Agreement with the Lenders, required the Company to seek Board authorization to secure the Notes within 60 days of the effective date, and provided for an additional interest fee to be paid by the Company to Prudential, which, beginning on April 1, 2014, will be equal to 1% per annum on any of the notes outstanding under the Shelf Agreement.

The foregoing description of the Shelf Agreement Amendment is qualified in its entirety by reference to the complete terms of the Shelf Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference, as well as the original Shelf Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2010, as amended by that certain Amendment No. 1 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 26, 2010); that certain Amendment No. 2 dated as of July 20, 2011 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 22, 2011); and that certain Amendment No. 3 dated as of January 31, 2012 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated January 31, 2012); that certain Amendment No. 4 dated as of June 26, 2013 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K dated June 26, 2013); and that certain Amendment No. 5 dated as of December 17, 2013 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated December 23, 2013).

Section 5 – Corporate Governance & Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2014, the Company announced that its president and chief executive officer, Henry C. Newell, has stepped down as the Company’s Chief Executive Officer effective immediately.  Mr. Newell also intends to resign from the Company’s Board of Directors after a brief transition period.  As of the date of this report, no new compensatory or severance arrangements have been entered into in connection with Mr. Newell’s departure as CEO.  Should any of those arrangements be entered into in the future, the material terms of those arrangements will be disclosed in a subsequent filing.

The Company also announced that Michael C. Burandt, 68, had been appointed as interim Chief Executive Officer of the Company, effective immediately.  Mr. Burandt has been a member of the Company’s Board of Directors since February 2012.  From 1988 until 2007, Mr. Burandt held various senior positions at Georgia Pacific Corporation, a manufacturer of tissue products, fine paper, building products, containerboard, packaging pulp, and DIXIE® brand products.  From November 2000 until May 2007, he was Georgia Pacific’s Executive Vice President of North American Consumer Products, which included the at-home and away-from-home tissue businesses, fine paper business, bleached board business, and the DIXIE® brand businesses.  Mr. Burandt is currently

President and CEO of Cantina Holdings, LLC, an operator of upscale Mexican restaurants in the Atlanta, Georgia, area, a position that he has held since September 2007.

The Company announced that Thomas J. Howatt will be retiring from the Board of Directors in advance of the Company’s 2014 Annual Meeting of Shareholders.  After a brief transition period, the Board intends to appoint Mr. Burandt to succeed Mr. Howatt as Chairman of the Board.  There are no disagreements that exist between the Company and Mr. Howatt, and Mr. Howatt provided the Board of Directors with notice of his intention to retire during the Board’s meeting held on April 2, 2014.

The Company’s Board of Directors has approved the following material compensation arrangements with Mr. Burandt in connection with his service as interim CEO:

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base salary of $40,000 per month;

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an annual maximum cash bonus opportunity equal to 150% of Mr. Burandt’s base salary, payable based on the performance of the Company as measured against plan (determined by the Company’s Board of Directors), with the payout at plan equal to 75% of base salary; and

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a grant of 5,000 performance units under the Company’s 2010 Stock Incentive Plan, which will vest on December 31, 2014.

In addition, upon his becoming Chairman of the Board, Mr. Burandt will receive a retainer amount equal to $75,000 on an annualized basis, which is consistent with the Company’s current director compensation policy and will be paid monthly.

There are no family relationships between Mr. Burandt and any director or executive officer of the Company, and he has no direct or indirect material interest in an transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 8 – Other Events

Item 8.01

Other Events

The Company announced that its Board of Directors is currently in settlement discussions with Starboard Value L.P. and its affiliates (“Starboard”) regarding the issues that Starboard has raised in its publicly-filed correspondence to the Company’s Board of Directors.  While discussions are continuing, no agreement has been reached, and there can be no assurance that any settlement will be reached or, if a settlement is reached, the terms or timing of any such settlement.

The Company also indicated in its announcement that Mr. Burandt, will, in his capacity as interim CEO, be reviewing all aspects of the Company’s operations, including the expected impacts of weather, competitive pricing pressure in support product categories, and other factors on first quarter performance.  After the completion of this review, the Company expects to provide additional information to shareholders at the time of its first quarter earnings announcement.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 10.1

Fifth Amendment to Credit Agreement dated as of March 28, 2014

Exhibit 10.2

Amendment No. 6 to Note Purchase Agreement Amendment dated as of March 28, 2014

Exhibit 99.1

News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  April 2, 2014

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President–Finance

Chief Financial Officer

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated March 28, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Fifth Amendment to Credit Agreement dated as of March 28, 2014

Exhibit 10.2

Amendment No. 6 to Note Purchase Agreement Amendment dated as of March 28, 2014

Exhibit 99.1

News Release